Putnam
High Yield
Municipal
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any changes during the prior year among the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of your fund's Portfolio Leader and Portfolio Members. You can find this new information following the Outlook for Your Fund.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam High Yield Municipal Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for the rest of the fund's fiscal year.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the six months ended September 30, 2004, common shares of Putnam High Yield Municipal Trust had a total return of 1.91% at net asset value and -2.32% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 1.42%.

 * The average return for the Lipper High Yield Municipal Debt Funds (closed-end) category, was 2.46%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 9/30/04
--------------------------------------------------
                                       Market
(inception 5/25/89)          NAV       price
--------------------------------------------------
6 months                    1.91%     -2.32%
--------------------------------------------------
1 year                      6.48       3.87
--------------------------------------------------
5 years                    24.68      18.82
Annual average              4.51       3.51
--------------------------------------------------
10 years                   72.37      41.21
Annual average              5.60       3.51
--------------------------------------------------
Annual average
(life of fund)              6.38       4.80
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Invest ment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

Performance commentary

High-yield bonds outperformed high-quality bonds during the six months ended September 30, 2004, which is reflected in the fact that the fund's results at net asset value were slightly stronger than the Lehman Municipal Bond Index. The fund's portfolio has a greater emphasis on higher-yielding, lower-rated bonds than the benchmark, and its use of leverage tends to magnify the effects of its performance, boosting it in a favorable environment or dampening it under less hospitable conditions. However, the fund lagged the average for its Lipper category, partly because the overall quality of its portfolio was higher than other funds in the group. Poor performance from a distressed holding and the fund's emphasis on tobacco settlement bonds also affected results during this period. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to help manage the additional risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds.


Market overview

Over the past six months, which constitute the first half of your fund's 2005 fiscal year, the yield on the 10-year Treasury bond fell, and bond prices, which move in the opposite direction of yields, rose. In mid-March, just before the fiscal year began, the bond market had begun to anticipate a change in the Federal Reserve Board's monetary policy. Treasury bonds sold off sharply as strong economic growth and corporate profitability increased the likelihood that the Fed would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market reversed course and yields have since trended downward, despite two subsequent rate increases of 25 basis points each. Since July, long-term bond yields have fallen while, at the same time, short-term rates have risen. This has resulted in a flattening of the yield curve.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.42%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.68%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S Treasury and agency
securities)                                                             0.04%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.18%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     -0.18%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                  5.35%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                -5.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 9/30/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that the Federal Reserve Board is likely to continue to raise short-term interest rates through mid-2005, the team is positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. To accomplish this, we began the process of selling longer-term bonds and replacing them with bonds with a shorter duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below (credit sectors), which have performed strongly. We maintained a neutral position in California municipal bonds, which were in high demand as that state got its fiscal house in order and its debt quality was upgraded by the major bond-rating agencies. The fund maintained its overweight position in tobacco settlement bonds. We sold some bonds while closely monitoring developments in that sector. The fund had less exposure to airline-related industrial development bonds (IDBs) than did its peers.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                           3/31/04    9/30/04

Average effective
maturity in years            8.0        7.6

Duration in years            6.4        6.1

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

During the reporting period, upgrades to the State of California's credit rating had a powerful effect on the price of all bonds issued within the state. Bonds in many different categories benefited as the upgrades improved investors' perception of California debt in general. Among the beneficiaries was the fund's position in Certificates of Participation issued by Vallejo, California, for Marine World. These bonds, which were originally issued to help build the theme park, have been held by the fund for some time. Although the project's financial strength changed little during the period, the bonds rose in value as a result of increased investor demand for California bonds.

The position that had the greatest positive effect on the fund during the past six months was in bonds issued by the Philadelphia, Pennsylvania, School District. These General Obligation bonds were pre-refunded in July. In a prerefunding, new bonds are issued at current lower interest rates in order to pay off older, higher-coupon debt. Money raised from the new issue is used to buy Treasury securities, which are kept in escrow to pay off the old debt at its next call date. Because the older bonds are now secured by the Treasuries, their rating generally improves, which can boost their prices. This was the case with the School District bonds.

Diversification remains an important theme for the fund. As we trimmed large, older holdings, we have been establishing smaller positions in a variety of holdings in different sectors. Real estate is one sector we have favored, and we have been purchasing bonds associated with projects in a variety of geographic areas. Examples include real estate projects in Chula Vista, California; Las Vegas, Nevada; and Lee County, Florida. The projects have been performing well and our overall projections are for continued economic growth with low inflation, so we expect continued strength, especially from projects in these rapidly growing areas.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa -- 17.8%

Aa -- 1.7%

A -- 12.4%

Baa -- 34.3%

Ba -- 19.2%

B -- 6.3%

Other -- 8.3%

Footnote reads:
As a percentage of market value as of 9/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Although they served the fund well in previous months, tobacco settlement bonds performed poorly during the reporting period, due to a recent weakness in investor demand. The payments from these high-yielding bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of multibillion-dollar judgments against the companies, and the market has been shifting as optimism was overshadowed by concern about litigation. We remain watchful of the situation.

Against a backdrop of generally good conditions for high-yield municipal debt, there were a few individual securities that had a negative impact on the fund's performance during the period. For example, Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds for St. James Place declined in value. St. James Place is a continuing-care retirement community that suffered from some overly optimistic revenue projections and marketing difficulties. We bought these bonds originally in the late 1990s and until recently, remained hopeful that a turnaround was possible. However, the fund has now joined the remaining bondholders in a tentative agreement to tender its bonds back to the issuer in exchange for a position in a newer bond that more closely reflects the issuer's current income.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In an environment of rising short-term interest rates, yields on long-term bonds have fallen, and judging from the flattening yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. We anticipate greater yield increases for shorter-maturity bonds because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests that further flattening of the yield curve may take place. At this point, we plan to monitor the fund's shorter duration and position the fund defensively. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate the GDP growth rate will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Additionally, the same group manages Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, Putnam Tax-Free High Yield Fund, and Putnam Tax-Free Insured Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the fiscal year ended September 30, 2004, Portfolio Member
Richard Wyke left your fund's management team, and Portfolio Member James St. John joined your fund's management team.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------------------
                                                             Lipper
                                                             High Yield
                                                Lehman       Municipal
                                                Municipal    Debt Funds
                                     Market     Bond         (closed-end)
                            NAV      price      Index        category average*
------------------------------------------------------------------------------
6 months                   1.91%     -2.32%      1.42%        2.46%
------------------------------------------------------------------------------
1 year                     6.48       3.87       4.59         8.53
------------------------------------------------------------------------------
5 years                   24.68      18.82      38.75        29.44
Annual average             4.51       3.51       6.77         5.26
------------------------------------------------------------------------------
10 years                  72.37      41.21      92.53        78.66
Annual average             5.60       3.51       6.77         5.94
------------------------------------------------------------------------------
Annual average
Life of fund
(since 5/25/89)            6.38       4.80       7.11         6.16
------------------------------------------------------------------------------

   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 9/30/04, there were 14, 13, 12, and 12 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/04
-----------------------------------------------------------------------------
Putnam High Yield Municipal Trust
-----------------------------------------------------------------------------
Distributions from common shares
-----------------------------------------------------------------------------
Number                                              6
-----------------------------------------------------------------------------
Income 1                                            $0.201
-----------------------------------------------------------------------------
Capital gains 1                                     --
-----------------------------------------------------------------------------
Total                                               $0.201
-----------------------------------------------------------------------------
Preferred shares                                    Series A (900 shares)
-----------------------------------------------------------------------------
Income 1                                            $283.34
-----------------------------------------------------------------------------
Capital gains 1                                     --
-----------------------------------------------------------------------------
Total                                               $283.34
-----------------------------------------------------------------------------
Share value:                                        NAV        Market price
-----------------------------------------------------------------------------
3/31/04                                             $7.76      $7.04
-----------------------------------------------------------------------------
9/30/04                                              7.67       6.67
-----------------------------------------------------------------------------
Current return (common shares, end of period)
-----------------------------------------------------------------------------
Current dividend rate 2                             5.24%      6.03%
-----------------------------------------------------------------------------
Taxable equivalent 3                                8.06       9.28
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
September 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.9%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.7%)
-------------------------------------------------------------------------------
    $1,000,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+              $1,028,490
       500,000 Phenix City, Indl. Dev. Board
               Rev. Bonds  (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2               479,375
                                                                 --------------
                                                                      1,507,865

Arizona (2.2%)
-------------------------------------------------------------------------------
       500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB                521,250
     1,000,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 1/4s, 12/1/19        B-/P             1,040,000
       750,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A, 7 1/8s, 10/1/32        Ba3                778,125
       800,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtge.), Ser. A, U.S. Govt. Coll.,
               8 1/4s, 6/1/15                        AAA/P              849,976
       500,000 Tempe, Indl. Dev. Auth. Sr. Living
               Rev. Bonds (Friendship Village),
               Ser. A, 5 3/8s, 12/1/13               BB-                505,625
     1,000,000 Yavapai Cnty., Indl. Dev. Auth.
               Solid Waste Disposal  Rev. Bonds
               (Waste Management, Inc.), 4 5/8s,
               6/1/27                                BBB              1,011,410
                                                                 --------------
                                                                      4,706,386

Arkansas (1.4%)
-------------------------------------------------------------------------------
     1,800,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              1,833,750
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             1,080,000
                                                                 --------------
                                                                      2,913,750

California (7.7%)
-------------------------------------------------------------------------------
     1,500,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A2               1,612,500
       875,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2               919,844
       250,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax (No 07-I-Otay Ranch
               Village Eleven), 5 7/8s, 9/1/34       BB-/P              256,250
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     1,000,000 (No. 06-1 Eastlake Woods Area),
               6.1s, 9/1/21                          BB/P             1,043,750
       500,000 (No. 08-1 Otay Ranch Village Six),
               6s, 9/1/33                            BB-/P              503,125
       350,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB                 355,250
     2,000,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3             2,015,000
       985,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P                695,656
     1,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               1,043,750
       500,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds (Assmt. Dist.
               No. 00-18-GRP 3), 5.55s, 9/2/26       BB+/P              503,750
     1,425,000 Los Angeles Cnty., Metro. Trans.
               Auth. Rev. Bonds (First Tier), FSA,
               5s, 7/1/11                            Aaa              1,583,531
       250,000 Murrieta, Cmnty. Fac. Dist. Special
               Tax (No. 2 The Oaks Impt. Area A),
               6s, 9/1/34                            BB-                254,375
     1,000,000 Orange Cnty., Cmnty. Fac. Dist.
               Rev. Bonds (Ladera Ranch - No. 1),
               6s, 8/15/25                           BB/P             1,036,250
       250,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds  (Ladera
               Ranch - No. 02-1), Ser. A, 5.55s,
               8/15/33                               BB+/P              251,250
       745,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev.  Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB+/P              763,625
       835,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P              849,613
     1,500,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P                738,750
     2,000,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           2,017,500
                                                                 --------------
                                                                     16,443,769

Colorado (0.7%)
-------------------------------------------------------------------------------
     1,000,000 CO. Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               Ser. B, 3 3/4s, 6/1/34                A3               1,005,000
       500,000 Montrose, Memorial Hosp. Rev. Bonds,
               6 3/8s, 12/1/23                       BBB-               525,625
                                                                 --------------
                                                                      1,530,625

Connecticut (0.4%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elm
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+               775,313

Florida (5.4%)
-------------------------------------------------------------------------------
       500,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 6/1/38                Baa1               480,000
       500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P                599,375
       750,000 CFM Cmnty. Dev. Dist. Rev. Bonds
               (Cap. Impt.), Ser. B, 5 7/8s, 5/1/14  BB-/P              763,125
     1,000,000 Double Branch Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 6.7s, 5/1/34      BB-/P            1,072,500
       550,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P              554,125
       770,000 FL State Mid-Bay Bridge Auth.
               Rev. Bonds, Ser. A, 6.05s, 10/1/22    BBB/P              794,063
       250,000 Fleming Island, Plantation Cmnty.
               Dev. Dist. Special Assmt.
               Rev. Bonds, Ser. B, 7 3/8s, 5/1/31    BB/P               270,000
       575,000 Heritage Isle at Viera, Cmnty. Dev.
               Dist. Special Assmt., Ser. B, 5s,
               11/1/09                               BB/P               577,875
       500,000 Islands at Doral III, Cmnty. Dev.
               Dist. Special Assmt. Rev. Bonds,
               Ser. 04-A, 5.9s, 5/1/35               BB                 503,125
     1,100,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds  (Cypress Cove
               Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25   BB-/P            1,098,625
     1,075,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-             1,033,344
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 621,750
       500,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2                 525,625
       750,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P              760,313
       800,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds  (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P               825,000
       495,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P              512,325
       500,000 World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1, 6 1/2s,
               5/1/36                                BB-/P              506,250
                                                                 --------------
                                                                     11,497,420

Georgia (6.4%)
-------------------------------------------------------------------------------
     5,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.73s, 11/1/41                   VMIG1            5,000,000
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               2,102,500
     2,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 1/4s,
               10/1/18                               AAA              2,387,500
       175,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               175,219
     1,200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.03s, 8/1/10                        Aaa              1,207,644
     1,750,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            AAA              1,903,125
       830,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay
               Paper, Inc.), 7.4s, 1/1/16            BB+/P              859,531
                                                                 --------------
                                                                     13,635,519

Illinois (1.7%)
-------------------------------------------------------------------------------
     1,245,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2               918,188
       750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                  776,250
               IL Hlth. Fac. Auth. Rev. Bonds
     1,115,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            1,188,010
       225,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                D/P                181,125
       500,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2                 516,875
                                                                 --------------
                                                                      3,580,448

Indiana (2.4%)
-------------------------------------------------------------------------------
     2,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             2,603,125
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp. Project), 5 1/2s,
               11/1/32                               AA                 516,250
     2,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             2,087,500

                                                                 --------------
                                                                      5,206,875

Iowa (1.4%)
-------------------------------------------------------------------------------
     2,430,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,943,338

Kentucky (1.4%)
-------------------------------------------------------------------------------
     2,250,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa3             2,264,693
       710,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds (First Mtg.),  Ser. IA,
               6 1/2s, 1/1/29                        B-/P              650,538
                                                                 --------------
                                                                      2,915,231

Louisiana (1.4%)
-------------------------------------------------------------------------------
       500,000 Desoto Parish, Rev. Bonds (Intl.
               Paper Co. Project),  Ser. A, 5s,
               10/1/12                               Baa2               530,625
     2,150,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/25                   B-/P             1,443,188
     1,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A,  4.9s, 6/1/30     Baa2             1,016,130
                                                                 --------------
                                                                      2,989,943

Maine (1.0%)
-------------------------------------------------------------------------------
       985,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,037,944
     1,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              1,036,250
                                                                 --------------
                                                                      2,074,194

Maryland (0.6%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa2               547,500
       600,000 Westminster, Econ. Dev Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               6 1/4s, 5/1/34                        BB/P               611,250
       150,000 Westminster, Econ. Dev. Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               5 7/8s, 5/1/21                        BB/P               152,063
                                                                 --------------
                                                                      1,310,813

Massachusetts (6.5%)
-------------------------------------------------------------------------------
     1,000,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P              931,250
       870,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                B+/P               880,875
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P               860,625
       350,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               365,312
     1,575,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,687,219
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,409,062
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,041,250
       500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB                530,625
     1,470,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA,  6.15s, 12/1/29        Aaa              1,519,612
               MA State Indl. Fin. Agcy. Rev. Bonds
       250,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                 BB-/P              255,613
     1,531,530 (Evanswood Bethzatha), 7.85s,
               1/15/17 (In default) (NON)            D/P                  1,914
       500,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/Fitch          513,750
       750,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P              775,312
       600,000 (1st Mtge. Berkshire Retirement),
               Ser. A, 6 5/8s, 7/1/16                BBB-               608,250
       500,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                        BBB/P              500,000
     2,000,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.8s, 8/1/20   VMIG1            2,000,000
                                                                 --------------
                                                                     13,880,669

Michigan (4.2%)
-------------------------------------------------------------------------------
     4,000,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.73s, 7/1/33                    VMIG1            4,000,000
       900,000 Dickinson Cnty., Econ. Dev. Corp.
               Poll. Control Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4.8s, 11/1/18     Baa2               904,500
       175,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                164,500
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,037,500
       600,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (Genesee Pwr.
               Station), 7 1/2s, 1/1/21              B/P                530,250
     1,350,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Worthington Armstrong
               Venture), U.S. Govt. Coll., 5 3/4s,
               10/1/22                               AAA/P            1,532,250
               Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds
       500,000 6 7/8s, 7/23/09                       Ba3                520,625
       250,000 6 3/4s, 7/23/09                       Ba3                260,625
                                                                 --------------
                                                                      8,950,250

Minnesota (1.6%)
-------------------------------------------------------------------------------
       300,000 Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Ser. A,  x(BSM Properties,
               Inc.), AMBAC, 5 7/8s, 12/1/28         BB/P               292,125
       250,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.),  Ser. C, 6s,
               11/15/28                              B+/P               194,375
     1,000,000 MN State Higher Ed. Fac. Auth.
               Rev. Bonds  (The College of St.
               Catherine), 5s, 10/1/18               Baa1             1,036,250
       900,000 Northfield, Hlth. Care Fac.
               Rev. Bonds  (Retirement Ctr.),
               Ser. A , 6s, 5/1/28                   B/P                900,000
     1,000,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba2              1,007,780
                                                                 --------------
                                                                      3,430,530

Mississippi (0.8%)
-------------------------------------------------------------------------------
     1,000,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2             1,176,250
       500,000 MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds  (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB                503,115
                                                                 --------------
                                                                      1,679,365

Missouri (1.7%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac.  Rev. Bonds
               (St. Francis Med. Ctr.), Ser. A,
               5 1/2s, 6/1/16                        A                1,067,500
       500,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds (First Mtg. Bishop
               Spencer), Ser. A, 6 1/2s, 1/1/35      BB-                507,500
     1,980,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              2,165,625
                                                                 --------------
                                                                      3,740,625

Montana (0.5%)
-------------------------------------------------------------------------------
       700,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa                753,375
       250,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds  (Still Water Mining
               Project), 8s, 7/1/20                  Ba3                261,563
                                                                 --------------
                                                                      1,014,938

Nevada (3.2%)
-------------------------------------------------------------------------------
     3,500,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.),  FGIC, 5 5/8s,
               11/1/19                               Aaa              3,876,250
       250,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds  (No. 142),
               6.1s, 8/1/18                          BB-                254,063
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
       250,000 5.8s, 3/1/23                          BB-/P              255,938
       850,000 5.55s, 3/1/17                         BB-/P              871,250
       325,000 Las Vegas, Local Impt. Board Special
               Assmt. (Dist. No. 607), 5.9s, 6/1/18  BB-/P              333,938
       250,000 Las Vegas, Special Impt. Dist.
               Rev. Bonds  (No. 809 - Summerlin
               Area), 5.65s, 6/1/23                  BB/P               249,688
     1,000,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              1,006,250
                                                                 --------------
                                                                      6,847,377

New Hampshire (1.6%)
-------------------------------------------------------------------------------
     1,000,000 NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (NH College), 6 3/8s,
               1/1/27                                BBB-             1,035,000
               NH Hlth. & Ed. Fac. Auth. Rev. Bonds
       600,000 (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P                608,250
       600,000 (Kendal at Hanover), Ser. A, 5s,
               10/1/18                               BBB                601,500
       490,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P              462,438
       650,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               652,438
     1,394,189 NH State Bus. Fin. Auth. Swr. &
               Solid Waste  Rev. Bonds (Crown Paper
               Co.), 7 7/8s, 7/1/26  (In default)
               (NON)                                 D/P                  1,743
                                                                 --------------
                                                                      3,361,369

New Jersey (2.3%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       600,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P              627,000
       500,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3                515,000
     1,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              1,003,750
       500,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds  (Trinitas Hosp. Oblig.
               Group), 7 1/2s, 7/1/30                Baa3               561,875
       250,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst.  of Tech.), Ser. C,
               5 1/8s, 7/1/22                        BBB+               259,375
     2,000,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/8s, 6/1/32           BBB              1,860,000
                                                                 --------------
                                                                      4,827,000

New Mexico (2.1%)
-------------------------------------------------------------------------------
       700,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2               696,500
     3,900,000 Farmington, Poll. Control VRDN (AZ
               Pub. Service Co.), Ser. B, 1.73s,
               9/1/24                                VMIG1            3,900,000
                                                                 --------------
                                                                      4,596,500

New York (9.6%)
-------------------------------------------------------------------------------
       750,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P               696,563
     1,400,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-               1,501,500
     1,000,000 Metro. Trans. Auth. Svc. Contract
               Rev. Bonds, Ser. A , MBIA, 5 1/2s,
               1/1/20                                Aaa              1,117,500
       775,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Keyspan-Glenwood),
               5 1/4s, 6/1/27                        A                  787,594
     1,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A2               1,107,500
       800,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.),  7.95s, 1/1/28    B+/P               836,000
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     1,230,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Ba3              1,166,962
       200,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       BB+                183,500
     1,300,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             1,280,500
     1,500,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              1,104,375
               NY State Dorm. Auth. Rev. Bonds
     1,000,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11     Aaa              1,116,250
     4,385,000 (School Dist. Fin. Project), Ser. D,
               MBIA, 5s, 10/1/10                     Aaa              4,867,350
     1,200,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $1,1500,000) (RES)                    BB-/P            1,266,000
       500,000 Port Auth. NY & NJ Rev. Bonds
               (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P              528,125
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,053,750
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,060,000
       800,000 Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. -  Jewish
               Home), Ser. A, 7 3/8s, 3/1/21         BB-/P              836,000
                                                                 --------------
                                                                     20,509,469

North Carolina (2.3%)
-------------------------------------------------------------------------------
     1,500,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C, 5.3s, 1/1/15      Baa2             1,606,875
       250,000 NC Med. Care Cmnty. Healthcare Fac.
               Rev. Bonds (Deerfield), Ser. A, 5s,
               11/1/23                               A-/P               250,625
       750,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates Project), Ser. A, 6 1/2s,
               7/1/32                                BB-/P              769,687
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     1,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             1,123,750
     1,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             1,103,750
                                                                 --------------
                                                                      4,854,687

North Dakota (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa2             1,088,750

Ohio (3.4%)
-------------------------------------------------------------------------------
     1,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               1,080,000
       665,000 Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes),
               6 3/8s, 11/15/10                      BBB-               675,805
     1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A3               1,625,625
     1,000,000 OH State Higher Edl. Fac. Rev. Bonds
               (Kenyon College Project), 4.85s,
               7/1/37                                A2               1,057,500
     1,000,000 OH State Poll. Control Rev. Bonds
               (General Motors Corp.), 5 5/8s,
               3/1/15                                Baa1             1,081,250
     1,250,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory  Put Bonds
               (Cleveland Elec.), Class A, 1.69s,
               10/1/08                               Baa2             1,254,687
       500,000 Toledo-Lucas Cnty., Port Auth.
               Rev. Bonds  (CSX Transn, Inc.),
               6.45s, 12/15/21                       Baa2               575,000
                                                                 --------------
                                                                      7,349,867

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     1,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst. - Oblig. Group),
               Ser. A, MBIA, 5 3/4s, 8/15/29         Aaa              1,078,750

Oregon (1.0%)
-------------------------------------------------------------------------------
     1,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            1,021,250
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,077,500
                                                                 --------------
                                                                      2,098,750

Pennsylvania (7.3%)
-------------------------------------------------------------------------------
       750,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Impt. - USX
               Corp.), 6s, 1/15/14                   Baa1               806,250
       200,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 1/2s, 11/15/08                      Baa3               202,215
       885,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-               958,012
       250,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds  (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-                 254,688
       750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2               769,425
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     3,250,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             3,522,187
       500,000 (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3                 520,625
       350,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver), Ser. D,
               7.15s, 12/1/18                        BBB-               359,604
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P             769,485
     2,000,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             2,025,000
     1,280,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia  College of
               Osteopathic Medicine), 5s, 12/1/12    A                1,385,600
       750,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P               690,000
     2,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA, 5 1/2s, 2/1/31    Aaa              2,290,000
       750,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                AAA/P              932,812
                                                                 --------------
                                                                     15,485,903

Puerto Rico (0.5%)
-------------------------------------------------------------------------------
     1,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             1,075,000

South Carolina (1.5%)
-------------------------------------------------------------------------------
     1,250,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,276,562
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       600,000 Ser. A, 7 3/8s, 12/15/21              Baa2               743,250
     1,000,000 Ser. C, 6s, 8/1/20                    Baa2             1,073,750
                                                                 --------------
                                                                      3,093,562

South Dakota (1.1%)
-------------------------------------------------------------------------------
     1,250,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Prairie Lakes), 5.65s, 4/1/22        Baa2             1,259,375
       990,000 SD Hsg. Dev. Auth. Rev. Bonds (Home
               Ownership Mtg.), Ser. H, 5s, 5/1/28  AAA               1,045,687
                                                                 --------------
                                                                      2,305,062

Tennessee (1.4%)
-------------------------------------------------------------------------------
     1,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             1,753,125
     1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               1,188,750
                                                                 --------------
                                                                      2,941,875

Texas (5.5%)
-------------------------------------------------------------------------------
     1,000,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), 5 7/8s, 11/15/18         BB/P               992,500
     1,000,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/06                               Aa1              1,002,500
     1,000,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             1,050,000
       700,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A,  5 1/4s,
               12/1/18                               A2                 742,875
               Houston, Arpt. Syst. Rev. Bonds
     1,450,000 (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,145,500
     1,800,000 Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,905,750
       250,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB                252,812
     2,150,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.),  6s, 7/1/29    Baa3             2,117,750
     2,400,000 TX State Dept. of Hsg. & Cmnty.
               Affairs Rev. Bonds,  Ser. C,
               GNMA/FNMA Coll., 6.9s, 7/2/24 (SEG)   AAA              2,427,000
                                                                 --------------
                                                                     11,636,687

Utah (1.9%)
-------------------------------------------------------------------------------
     1,550,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-              1,586,858
     1,700,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac.  Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             1,723,375
       750,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1               822,187
                                                                 --------------
                                                                      4,132,420

Vermont (1.0%)
-------------------------------------------------------------------------------
     2,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              2,095,000

Virginia (1.2%)
-------------------------------------------------------------------------------
               Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A
      $400,000 6.7s, 6/1/27                          BB+/P             $410,000
       600,000 6 1/2s, 6/1/22                        BB+/P              610,500
       500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P              508,125
     1,000,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               1,021,250
                                                                 --------------
                                                                      2,549,875

Washington (0.2%)
-------------------------------------------------------------------------------
       500,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB                485,625

West Virginia (0.3%)
-------------------------------------------------------------------------------
       825,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.),  6.1s, 5/1/29     B2                610,500

Wisconsin (1.4%)
-------------------------------------------------------------------------------
     1,500,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            BBB              1,378,125
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,676,000
                                                                 --------------
                                                                      3,054,125
                                                                 --------------
               Total Municipal bonds and notes
               (cost $208,168,936)                                 $212,806,019

Common stocks (0.1%) (a) (cost $1,428,766)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        29,974 Tembec, Inc. (Canada)                                   $197,805
-------------------------------------------------------------------------------
               Total Investments
               (cost $209,597,702)                                 $213,003,824
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value of $213,003,824.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2004. Securities rated by Putnam are indicated by "/P".

(NON) Non-income producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2004 was $1,266,000 or 0.6% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2004.

      The rates shown on VRDNs and mandatory put bonds are the current interest rates at September 30, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2004.

      The fund had the following industry group concentrations greater than 10% at September 30, 2004 as a percentage of portfolio market value:

      Health care            33.7%
      Utilities               21.8

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.



Futures contracts outstanding at September 30, 2004 (Unaudited)

                                         Aggregate        Expiration        Unrealized
                            Value        face value       date              depreciation
----------------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)          $6,532,250        $6,465,484       Dec-04            $(66,766)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$209,597,702) (Note 1)                                           $213,003,824
-------------------------------------------------------------------------------
Cash                                                                1,926,061
-------------------------------------------------------------------------------
Interest and other receivables                                      3,404,057
-------------------------------------------------------------------------------
Receivable for securities sold                                        428,444
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                9,063
-------------------------------------------------------------------------------
Total assets                                                      218,771,449

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 746,668
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 14,914
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,784,022
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          381,428
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             31,519
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 33,166
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,519
-------------------------------------------------------------------------------
Other accrued expenses                                                 58,036
-------------------------------------------------------------------------------
Total liabilities                                                   3,051,272
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (8,000 shares
authorized; 900 shares issued at $50,000 per share) (Note 4)       45,000,000
-------------------------------------------------------------------------------
Net assets                                                       $170,720,177

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                        $201,220,227
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (177,013)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (33,662,393)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          3,339,356
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $170,720,177

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($170,720,177 divided by
22,267,310 shares)                                                      $7.67
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended September 30, 2004 (Unaudited)

Interest income:                                                   $5,854,873
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      749,491
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       43,664
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                50,555
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,520
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,519
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                 63,768
-------------------------------------------------------------------------------
Other                                                                  91,909
-------------------------------------------------------------------------------
Total expenses                                                      1,011,426
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (14,781)
-------------------------------------------------------------------------------
Net expenses                                                          996,645
-------------------------------------------------------------------------------
Net investment income                                               4,858,228
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (3,491,940)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (267,517)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                         1,536,558
-------------------------------------------------------------------------------
Net loss on investments                                            (2,222,899)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $2,635,329

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (255,007)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                $2,380,322
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                September 30         March 31
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,858,228      $10,414,954
-------------------------------------------------------------------------------
Net realized loss on investments                  (3,759,457)     (10,581,441)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         1,536,558       15,434,320
-------------------------------------------------------------------------------

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (255,007)        (456,178)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders       2,380,322       14,811,655
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (4,475,499)      (9,730,776)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           (2,095,177)       5,080,879
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of period                              172,815,354      167,734,475
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $177,013
and $304,735, respectively)                     $170,720,177     $172,815,354
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     22,267,310       22,267,310
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                              900              900
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                         Sept. 30
Per-share                               (Unaudited)                                 Year ended March 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                            $7.76           $7.53           $7.79           $8.22           $8.18           $9.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .22             .47             .55             .61             .63             .68
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.10)            .22            (.26)           (.46)            .06            (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:            .12             .69             .29             .15             .69            (.27)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.01)           (.02)           (.03)           (.04)           (.08)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)          .11             .67             .26             .11             .61            (.34)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.20)           (.44)           (.52)           (.54)           (.57)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.44)           (.52)           (.54)           (.57)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)              $7.67           $7.76           $7.53           $7.79           $8.22           $8.18
---------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)              $6.67           $7.04           $6.97           $7.59           $8.22           $7.25
---------------------------------------------------------------------------------------------------------------------------------
Total return at market value (%)
(common shares) (a)                        (2.32)*          7.54           (1.55)          (1.23)          21.63          (28.75)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $170,720        $172,815        $167,734        $173,406        $182,614        $181,352
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                 .60*           1.16            1.17            1.15            1.14            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                2.73*           5.84            6.70            7.04            6.74            7.09
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.52*          36.95           34.56           18.38           12.30           16.17
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2004, the fund had a capital loss carryover of $28,898,149 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------------
    $7,978,665      March 31, 2006
     3,861,203      March 31, 2007
     1,445,345      March 31, 2008
     1,742,951      March 31, 2009
       865,353      March 31, 2010
       678,750      March 31, 2011
    12,325,882      March 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2005, $439,133 of losses recognized during the period November 1, 2003 to March 31, 2004.

The aggregate identified cost on a tax basis is $209,562,983, resulting in gross unrealized appreciation and depreciation of $9,061,123 and $5,620,282, respectively, or net unrealized appreciation of $3,440,841.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2004 was 1.60%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates of 70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended September 30, 2004, the fund paid PFTC $94, 219 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2004, the fund's expenses were reduced by $14,781 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the period ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,117,835 and $22,490,053, respectively. There were no purchases and sales of U.S. government securities. Purchases and sales of short-term municipal obligations aggregated $20,120,000 and $22,295,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2004, no such restrictions have been placed on the fund

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Common Shares

                                                        Votes
                                    Votes for           withheld
----------------------------------------------------------------
Jameson Adkins Baxter               17,835,451           795,554
Charles B. Curtis                   17,844,050           786,955
Myra R. Drucker                     17,811,699           819,306
Charles E. Haldeman, Jr.            17,805,054           825,951
Ronald J. Jackson                   17,848,098           782,907
Paul L. Joskow                      17,821,118           809,887
Elizabeth T. Kennan                 17,834,361           796,644
John H. Mullin III                  17,843,060           787,945
George Putnam, III                  17,831,126           799,879
A.J.C. Smith                        17,825,639           805,366
W. Thomas Stephens                  17,834,713           787,292
Richard B. Worley                   17,813,718           817,287


                                         Preferred Shares

                                                        Votes
                                    Votes for           withheld
----------------------------------------------------------------
Jameson Adkins Baxter               870                 30
Charles B. Curtis                   870                 30
Myra R. Drucker                     870                 30
Charles E. Haldeman, Jr.            870                 30
John A. Hill                        870                 30
Ronald J. Jackson                   870                 30
Paul L. Joskow                      870                 30
Elizabeth T. Kennan                 870                 30
John H. Mullin III                  870                 30
Robert E. Patterson                 870                 30
George Putnam, III                  870                 30
A.J.C. Smith                        870                 30
W. Thomas Stephens                  870                 30
Richard B. Worley                   870                 30

All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216519  11/04

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004